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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                              AMENDMENT NO. 1 TO

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        March 27, 1998
                                                  ------------------------------


                           THE LEARNING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-12375                                           94-2562108
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(Commission File Number)                       (IRS Employer Identification No.)


One Athenaeum Street, Cambridge, Massachusetts                        02142
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   (Address of principal executive offices)                        (Zip Code)


                                 (617) 494-1200
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 7 is amended in its entirety as set forth below:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The audited financial statements of Mindscape Group as of and for the year ended December 31, 1997 are filed herewith as Exhibit 99.3.

         (b)      Pro Forma Financial Information

                  The Unaudited Pro Forma Combined Condensed Consolidated Financial Statements of the Company as of and for the fiscal year ended January 3, 1998 are filed herewith as Exhibit 99.4.

         (c)      Exhibits.


                  See Index to Exhibits attached hereto.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 29, 1998                 THE LEARNING COMPANY, INC.
                                     (Registrant)



                                     By: /s/ Neal S. Winneg
                                         ---------------------------------------
                                         Neal S. Winneg
                                         Sr. Vice President and General Counsel






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                                  EXHIBIT INDEX

Exhibit
Number            Description
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2.1               Stock Purchase Agreement, dated as of March 5, 1998, by and between The Learning Company, Inc. and Mindscape Holding
                  Company, Pearson Overseas Holdings Ltd. and Pearson
                  Netherlands, BV, as amended

10.1 Registration Rights Agreement, dated as of March 27, 1998, by and between The Learning Company, Inc. and Mindscape Holding Company

99.1              Press Release issued by The Learning Company, Inc. on March 6,
                  1998

99.2              Press Release issued by The Learning Company, Inc. on
                  March 27, 1998

99.3 Audited Financial Statements of Mindscape Group as of and for the year ended December 31, 1997

99.4* The Unaudited Pro Forma Combined Condensed Consolidated Financial Statements of the Company as of and for the fiscal year ended January 3, 1998.



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* Filed herewith; all other exhibits previously filed


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